Exhibit 99.1

PEAK EQUITY INTERNATIONAL LIMITED

Consolidated Financial Statements
For The Years Ended December 31, 2018 And 2017

(With Report of Independent Registered Public Accounting Firm Thereon)

PEAK EQUITY INTERNATIONAL LIMITED

Registration Number: 201900859N
Incorporated with Limited Liability
133 Cecil Street, #15-02,
Keck Seng Tower, Singapore 069535
Tel         : (65) 6339 2776
Fax        : (65) 6339 6716
Email     : enquiry@exelientpac.com.sg
Website : www.exelientpac.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Peak Equity International Inc. and subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Peak Equity International Inc. and subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in stockholders’ deficit, and consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes (collectively referred to as the notes to consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the consolidated results of its operations and its cash flows for the years ended December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the accompanying financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Exelient PAC

We have served as the Company’s auditor since 2019.

Singapore

December 31, 2019

PEAK EQUITY INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$24,249	$39,817
Marketable securities, available-for-sale	75,000	-
Deposits and prepayments	106,354	106,321

Total current assets	205,603	146,138

Non-current assets
Plant and equipment	2,334	4,124

TOTAL ASSETS	$207,937	$150,262

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$10,954	$13,210
Deferred revenue	663,830	-
Tax payable	27,446	-
Amounts due to related parties	4,875,342	4,637,105

Total current liabilities	5,577,572	4,650,315

TOTAL LIABILITIES	5,577,572	4,650,315

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Ordinary shares, $1 par value; 50,000 shares authorized; 100 shares issued and outstanding	100	100
Accumulated other comprehensive income	37,748	29,427
Accumulated deficit	(5,407,483)	(4,529,580)

Stockholders’ deficit	(5,369,635)	(4,500,053)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$207,937	$150,262

See accompanying notes to consolidated financial statements.

PEAK EQUITY INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2018	2017

Revenue, net	$376,178	$45,711

Operating expenses:
Research and development	-	(109,858)
Operating expenses	(61,650)	(118,738)
General and administrative expenses	(179,542)	(645,652)
Professional fee	(20,444)	(99,404)

Income (loss) from operation	114,542	(927,941)

Other income:
Interest income	1	1
Impairment loss on available-for-sale securities	(965,000)	-

LOSS BEFORE INCOME TAXES	(850,457)	(927,940)

Income tax expense	(27,446)	-

NET LOSS	(877,903)	(927,940)

Other comprehensive income:
– Foreign currency adjustment	8,321	26,613

COMPREHENSIVE LOSS	$(869,582)	$(901,327)

See accompanying notes to consolidated financial statements.

PEAK EQUITY INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2018	2017

Cash flow from operating activities:
Net loss	$(877,903)	$(927,940)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of plant and equipment	1,780	1,790
Impairment loss on available-for-sale securities	965,000	-
Stock compensation income	(376,170)	-

Change in operating assets and liabilities:
Deposits and prepayments	(33)	(23,088)
Accounts payable and accrued liabilities	(2,256)	(137,259)
Tax payable	27,446	-
Net cash used in operating activities	(262,136)	(1,086,497)

Cash flow from financing activities:
Advance from related parties	238,237	826,009
Net cash generated from financing activities	238,237	826,009

Foreign currency translation adjustment	8,331	26,653

Net change in cash and cash equivalents	(15,568)	(233,835)

CASH AND CASH EQUIVALENTS, START OF YEAR	39,817	273,652

CASH AND CASH EQUIVALENTS, END OF YEAR	$24,249	$39,817

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-

Non-cash transactions
Shares received in lieu of licensing arrangement	$1,040,000	$-

See accompanying notes to consolidated financial statements.

PEAK EQUITY INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Ordinary share		Accumulated other comprehensive	Accumulated	Total stockholder’s
	No. of shares	Amount	income	losses	deficit

Balance as of January 1, 2017	100	$100	$2,814	$(3,601,640)	$(3,598,726)

Foreign currency translation adjustment	-	-	26,613	-	26,613

Net loss for the year	-	-	-	(927,940)	(927,940)

Balance as of December 31, 2017	100	$100	$29,427	$(4,529,580)	$(4,500,053)

Foreign currency translation adjustment	-	-	8,321	-	8,321

Net loss for the year	-	-	-	(877,903)	(877,903)

Balance as of December 31, 2018	100	$100	$37,748	$(5,407,483)	$(5,369,635)

See accompanying notes to consolidated financial statements.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.       DESCRIPTION OF BUSINESS AND ORGANIZATION

Peak Equity International Limited (the “Company”) was incorporated as a BVI Business Company with limited liability on July 1, 2014 in the British Virgin Islands (the “BVI”). The Company through its subsidiaries, mainly engages in the operation and development of online platform namely www.ECrent.com, which offers a global marketplace for individuals and corporations to deploy the rental, social media and advertising services among all countries.

Pursuant to its Memorandom of Association, the authorised capital is amounted to $50,000 representing 50,000 ordinary shares with a par value of $1 at its inception.

On October 16, 2019, the Company amended its Memorandum of Association by increasing its authorised shares to 2,900,000 ordinary shares with a par value of $0.001.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities and place of operation	Particulars of registered/ paid up share capital	Effective interest held

Universal Sharing Limited	British Virgin Islands	Sales and marketing in Hong Kong	100 ordinary shares at par value of $1	100%

ECrent Worldwide Company Limited	Hong Kong	Operation of online platform in Hong Kong	100,000,000 ordinary shares at HK$1	100%

ECrent Capital Holdings Limited	British Virgin Islands	Licensing service	100 ordinary shares at par value of $1	90%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

●	Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Available-for-sale marketable securities

Available-for-sale marketable securities are reported at fair value using the market approach based on the quoted prices in active markets at the reporting date. The Company classifies the valuation techniques that use these inputs as Level 1 of fair value measurements. Any unrealized losses that are deemed other-than-temporary are included in current period earnings and removed from accumulated other comprehensive income (loss).

Realized gains and losses on marketable securities are included in current period earnings. For purposes of computing realized gains and losses, the cost basis of each investment sold is generally based on the weighted average cost method.

The Company regularly evaluates whether the decline in fair value of available-for-sale securities is other-than-temporary and objective evidence of impairment could include:

●	The severity and duration of the fair value decline;
●	Deterioration in the financial condition of the issuer; and
●	Evaluation of the factors that could cause individual securities to have an other-than-temporary impairment.

During the years ended December 31, 2018 and 2017, $965,000 and $0 was recognized as impairment loss as other-than-temporary decline in fair value, respectively.

●	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful life
Computer equipment	5 years
Office equipment	5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Impairment of long-lived assets

In accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There has been no impairment charge for the years ended December 31, 2018 and 2017.

●	Revenue recognition

Under Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”, the Company recognizes revenue when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company derives its revenues from the sale of licence and advertising right and in a term of certain periods. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

As of December 31, 2018, the Company had $663,830 in deferred revenues. The Company will amortize these deferred revenues over a period of contractual term.

●	Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company adopted the ASC 740 “Income Tax” provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

●	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25 for the years ended December 31, 2018 and 2017.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying consolidated financial statements have been expressed in US$. In addition, the Company and its subsidiaries are operating in Hong Kong and maintain its books and record in its local currency, Hong Kong Dollars (“HKD”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in stockholder’s equity.

Translation of amounts from HKD into US$ has been made at the following exchange rates for the years ended December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Year-end HKD:US$ exchange rate	0.1277	0.1279
Annual average HKD:US$ exchange rate	0.1276	0.1283

●	Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Related parties

The Company follows the ASC 850-10, “Related Party” for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

●	Commitments and contingencies

The Company follows the ASC 450-20, “Commitments” to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Fair value of financial instruments

FASB ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —

Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 —

Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s certain assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet. The fair values of cash and cash equivalents, deposits and prepayments, accounts payable and accrued liabilities, deferred revenue, and amounts due to a related parties are estimated to approximate the carrying values as of December 31, 2018 and 2017 due to the short maturities of such instruments.

The following table presents information about the Company’s assets and liabilities that were measured at fair value as of December 31, 2018 and 2017, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

	December 31,	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Other Unobservable Inputs
Description	2018	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities, available-for-sale	$75,000	$75,000	$-	$-

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	December 31,	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Other Unobservable Inputs
Description	2017	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities, available-for-sale	$-	$-	$-	$-

As of December 31, 2018 and 2017, the Company did not have any nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements, at least annually, on a recurring basis, nor did the Company have any assets or liabilities measured at fair value on a non-recurring basis.

●	Recent accounting pronouncements

In January 2017, the Financial Accounting Standard Board (“FASB”) issued ASU 2017-04,  Intangibles - Goodwill and Other (Topic 350) : Simplifying the Accounting for Goodwill Impairment (“ASU 2017-04”). ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. This standard, which will be effective for the Company beginning in the first quarter of fiscal year 2020, is required to be applied prospectively. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is currently evaluating the impact this standard will have on its consolidated financial statements.

In June 2018, the FASB issued ASU 2018-07,  Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”), which supersedes ASC 505-50 and expands the scope of ASC 718 to include all share-based payments arrangements related to the acquisition of goods and services from both employees and nonemployees. For public companies, the amendments are effective for annual reporting periods beginning after December 15, 2018, including interim periods within those annual periods. Early adoption is permitted, but no earlier than a company’s adoption date of ASC 606. The Company does not believe that the adoption of ASU 2018-07 will have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standard Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) , which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, including, among other changes, the consideration of costs and benefits when evaluating disclosure requirements. For public companies, the amendments are effective for annual reporting periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted. The Company is currently assessing the impact that adopting this new accounting guidance will have on the Company’s financial statements and footnote disclosures.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

3.       GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has experienced the continuous losses for the years ended December, 2018 and 2017. Also, at December 31, 2018, the Company has incurred an accumulated deficit of $5,407,483.

The continuation of the Company as a going concern through December 31, 2019 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

4.       PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of December 31,
	2018	2017

Computer equipment, at cost	$5,998	$5,998
Office equipment, at cost	2,944	2,944
Less: foreign translation difference	(37)	(18)
	8,905	8,924
Less: accumulated depreciation	(6,591)	(4,811)
Less: foreign translation difference	20	11
	$2,334	$4,124

Depreciation expense for the years ended December 31, 2018 and 2017 were $1,780 and $1,790, as part of operating expenses, respectively.

5.       AMOUNTS DUE TO RELATED PARTIES

As of December 31, 2018 and 2017, the Company’s director and major shareholder, Mr. Chan Tin Chi and his related companies under his control, made temporary advances to the Company for its working capital, which is unsecured, interest-free and has no fixed terms of repayment. Imputed interest from related party loan is not significant.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

6.       STOCKHOLDERS’ DEFICIT

Authorised shares

As of December 31, 2018 and 2017, the Company’s authorised shares were 50,000 ordinary shares, with a par value of $1.

Issued and outstanding shares

As of December 31, 2018 and 2017, the Company had 100 ordinary shares issued and outstanding, respectively. There are no shares of preferred stock issued and outstanding.

7.       INCOME TAX

The Company and its subsidiaries operating in Hong Kong are subject to the Hong Kong Profits Tax at a standard income tax rate of 16.5% on the assessable income arising in Hong Kong during its tax year. The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2018 and 2017 is as follows:

	Years ended December 31,
	2018	2017

Loss before income taxes	$(850,457)	$(927,940)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	(140,325)	(153,110)
Tax effect from non-deductible items	159,225	-
Other items	8,546	-
Operating loss carryforwards	-	153,110
Income tax expense	$27,446	$-

As of December 31, 2018 and 2017, the Company incurred $5,407,483 and $4,529,580 of net operating losses carryforward available for income tax purposes that may be used to offset future taxable income at no expiry date. The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets and liabilities of the Company as of December 31, 2018 and 2017:

	As of December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$892,234	$747,380
Less: valuation allowance	(892,234)	(747,380)
Deferred tax assets, net	$-	$-

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

8.       PENSION COSTS

The Company is required to make contribution to their employees under a government-mandated defined contribution pension scheme for its eligible full-times employees in Hong Kong. The Company is required to contribute a specified percentage of the participants’ relevant income based on their ages and wages level. During the years ended December 31, 2018 and 2017, $3,406 and $11,961 contributions were charged to general and administrative expenses in the consolidated statements of operations and comprehensive loss accordingly.

9.       RELATED PARTY TRANSACTIONS

From time to time, the stockholder and director of the Company advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and due on demand. The imputed interest on the loan from a related party was not significant.

Office Space from its Stockholder

The Company has been provided office space by its major stockholder at the monthly fee of approximately $5,100 for the year ended December 31, 2018.

Apart from the transactions and balances detailed elsewhere in these accompanying consolidated financial statements, the Company has no other significant or material related party transactions during the years presented.

License Agreement with Sharing Economy International Inc.

On June 11, 2017, the Company entered into an Exclusivity Agreement (the “Exclusivity Agreement”) with Sharing Economy International Inc. (“SEII”) the terms of which became effective on the same day. Pursuant to the Exclusivity Agreement, the Company and SEII agreed to engage in exclusive discussions regarding a potential acquisition by SEII and/or any of its subsidiaries or otherwise all or part of SEII’s business and potential business cooperation between the two companies (collectively, the “Potential Transactions”) for a period of three months commencing from the date of the Exclusivity Agreement (the “Exclusive Period”). The exclusivity period has been further extended to a period of 18 months commencing from June 20, 2018 pursuant to three amendment agreements dated September 11, 2017, January 23, 2018 and June 20, 2018.

On May 8, 2018 and amended on May 24, 2018, the Company entered into a License Agreement (the “Agreement”) with SEII. In accordance with the terms of the Amendment, the Company shall grant SEII an exclusive license to utilize certain software and trademarks in order to develop, launch, operate, commercialize, and maintain an online website platform in Taiwan, Thailand, India, Indonesia, Singapore, Malaysia, Philippines, Vietnam, Cambodia, Japan, and Korea until June 30, 2019. In consideration for the license, the Company was granted by SEII with 250,000 shares of its common stock (the “Consideration Shares”), at an issue price of $1,040,000, or $4.16 per share, (based on the quoted market price of SEII’s common stock on the amended Agreement date of May 24, 2018). Pursuant to the terms of the Agreement, the Company shall provide a guarantee on revenue and profit of $10,000,000 and $1,940,000, respectively. The Consideration Shares shall be reduced on a pro rata basis if there is a shortfall in the guaranteed revenue and/or profit. In connection with this agreement, the Company recorded license fee income of $376,170 during the year ended December 31, 2018 and recognized the license fee income of $663,830 as deferred revenue which was amortized over the remaining license period.

PEAK EQUITY INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

10.       CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)       Major customers

There was a single customer exceeding 10% of the Company’s revenue for the year ended December 31, 2018, with no accounts receivable balance as of December 31, 2018.

There was no single customer exceeding 10% of the Company’s revenue for the year ended December 31, 2017.

(b)       Economic and political risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

(c)       Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

11.       COMMITMENTS AND CONTINGENCIES

(a)       Operating lease commitments

As of December 31, 2018 and 2017, the Company has no material commitments under operating leases.

(b)       Capital commitments

As of December 31, 2018 and 2017, the Company has no material capital commitments in the next twelve months.

12.       SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2018, up through the date the Company issued the audited consolidated financial statements. During the period, the Company has the following subsequent events as below:

In June 2019, the Company obtained the line of credit from bank for an amount of $5,128,205.

In September 2019, the Company obtained another line of credit from bank for an amount of $6,282,051.

On October 16, 2019, the Company amended its Memorandum of Association by increasing its authorised shares to 2,900,000 ordinary shares with a par value of $0.001.

On December 27, 2019, the Company entered into Share Exchange Agreement with Sharing Economy International Inc., for the consideration of 7,200,000,000 shares of its common stock in exchange of 100% equity interest of the Company.